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                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K


                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 30, 1999 (August 30, 1999)

                                     GEORGIA GULF CORPORATION
                    (Exact name of registrant as specified in its charter)


         DELAWARE                         1-9753                58-1563799
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
         incorporation)                   Number)           Identification No.)

400 PERIMETER CENTER TERRACE, SUITE 595, ATLANTA, GEORGIA          30346
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (770) 395-4500


     (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On August 30, 1999, Georgia Gulf Corporation announced that it had signed an agreement to purchase the vinyls business of CONDEA Vista Corporation for $270 million, as more fully described in the press release filed as Exhibit
99.1 to this report and incorporated in this report by reference.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of the matters discussed in the press release filed as Exhibit
99.1 to this report that are not historical or current facts deal with potential future circumstances and developments. These forward-looking statements are based on management's assumptions regarding business conditions, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, future global economic conditions, industry production capacity, and other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf Corporation, including the annual report on Form 10-K for the year ended December 31, 1998 and the quarterly report on Form 10-Q for the quarter ended June 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

         (B)      PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

         (C)      EXHIBITS.

                  EXHIBIT NO.               EXHIBIT DESCRIPTION
                       99.1         Press Release dated August 30, 1999.


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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEORGIA GULF CORPORATION


Date:  August 30, 1999              By:  /s/ RICHARD B. MARCHESE
                                       --------------------------------------
                                         Richard B. Marchese
                                         Vice President Finance,
                                         Chief Financial Officer and Treasurer



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                                EXHIBIT INDEX

EXHIBIT NO.              EXHIBIT DESCRIPTION
----------               -------------------
  99.1                   Press Release dated August 30, 1999.




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